Share-Based Compensation	12 Months Ended
Dec. 31, 2025
Share-Based Compensation [Abstract]
SHARE-BASED COMPENSATION
18.	SHARE-BASED COMPENSATION

On October 15, 2025, the Company entered into separate consulting agreements with four external individual consultants, who will provide business development and advisory services mainly including regional market research and expansion, localized marketing strategy development, supplier relationship establishment, staff recruitment and training, and business coordination services, with a 12-month service term. Pursuant to the consulting agreements, the Group was required to issue an aggregate of 2,512,500 ordinary shares for such services. The fair value of the services was determined based on the grant-date fair value of the Company’s ordinary shares. The Company issued 2,512,500 ordinary shares on October 27, 2025, the grant date of the awards.

Pursuant to ASC 718, the aggregate 2,512,500 ordinary shares granted as consulting compensation represent equity-settled share-based payments to non-employees. The Company measures the fair value of the shares on the grant date and recognizes this amount as consulting expenses ratably over the 12-month requisite service period.

Share-based compensation expenses of US$2,315,089 were recognized for the years ended December 31, 2025, all of which were allocated to general and administrative expenses. As of December 31, 2025, the unrecognized compensation expenses were US$8,488,661.